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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 6, 2001
                        (Date of earliest event reported)



                         WEATHERFORD INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)


               Delaware                                 1-13086                    04-2515019
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer
            incorporation)                                                      Identification No.)

                             515 Post Oak Boulevard
                                    Suite 600
                              Houston, Texas 77027
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 693-4000

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ITEM 5.       OTHER EVENTS

         On November 6, 2001, we announced that we propose to make a private placement of approximately $350 million of senior notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits

              99.1    Press Release dated November 6, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WEATHERFORD INTERNATIONAL, INC.



                                   By:   /s/  Lisa W. Rodriguez
                                      ------------------------------------------
                                   Name:  Lisa W. Rodriguez
                                        ----------------------------------------
                                   Title: Vice President, Finance and Accounting
                                         ---------------------------------------

Date: November 6, 2001

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                                 EXHIBIT INDEX


     Exhibit No.                 Description
     -----------                 -----------

        99.1          -- Press Release dated November 6, 2001